SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS ESG Core Equity Fund
Effective on or about February 1, 2020, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Arno V. Puskar, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Hiten Shah, Vice President. Portfolio Manager of the fund. Began managing the fund in 2020.

Effective on or about February 1, 2020, the following information replaces the existing similar disclosure contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of the fund’s prospectus.
Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
■	Head of Core Equity and Co-Head of Systematic and Quantitative Strategies: New York.
■	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.
Arno V. Puskar, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 1987.
■	Portfolio Manager for US Equities and Quantitative Analyst: New York.
■	BS in Industrial Engineering from Lehigh University; MBA from Pepperdine University.
Hiten Shah, Vice President. Portfolio Manager of the fund. Began managing the fund in 2020.
■	Joined DWS in 2017 with 19 years of industry experience; previously, Senior Consultant at the firm with responsibility for the implementation of BlackRock's Aladdin platform in the US; Portfolio Manager for multi-asset portable alpha strategies at Oppenheimer Funds; Portfolio Manager for global macro and fixed income at various companies, including True North Partners, HSBC, Societe General and GE; and Analyst, Metlife Investments.
■	Portfolio Manager for Quantitative Equity: New York.
■	BA in Economics, Rutgers University.

Please Retain This Supplement for Future Reference
January 13, 2020
PROSTKR-141